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                                                                    Exhibit 10.4

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                            AND ESCROW INSTRUCTIONS

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (the "Third Amendment") is entered into effective as of April 5, 2004, by and between IGP X SHADOWRIDGE MEADOWS, LTD., a California limited partnership ("Seller") and MARK GOSSELIN, as trustee of the Mark Gosselin Trust dated October 31, 2001 ("Buyer"), with reference to the following recitals:

                                    RECITALS

     A. Buyer and Seller previously entered into a Purchase and Sale Agreement and Escrow Instructions dated effective December 8, 2003, as amended (the "Agreement"), relating to that certain property known as the Shadow Ridge Meadow Apartments, as more particularly described in the Agreement. The Agreement was amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated January 8, 2004, and by that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated February 8, 2004.

     B. Buyer and Seller wish to amend the Agreement as set forth in detail below.

     NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

     1. Section 4. The first paragraph of Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following provision:

     Section 4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall occur on or before June 1, 2004 (the "Closing Date"). Provided that Buyer shall not be in default hereunder, Buyer may, at its election, extend the Closing Date for one (1) period until on or before July 1, 2004 ("Extension Period") upon delivery to Seller and Escrow Holder of written notice of its election to so extend the Closing Date not less than five (5) business days prior to the scheduled Closing Date.

     2. Definitions. All capitalized words used herein shall have the definition set forth in the Agreement, unless defined herein.

     3. Counterparts. This Third Amendment may be executed in any number of identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute a single instrument. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.


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     4. Effective Date. This Third Amendment shall be effective as of the effective date set forth above.

     5. Conflicting Terms. In the event of a conflict between the terms of the Agreement and the terms of this Third Amendment, the terms of this Third Amendment shall govern.

                      Signatures Appear on Following Page

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     IN WITNESS WHEREOF, Seller and Buyer have executed this Third Amendment as of the effective date first written above.

                                        "SELLER"

                                        IGP X SHADOW RIDGE MEADOWS
                                        LTD., a California Limited Partnership


                                        By: IGP X SHADOW RIDGE MEADOWS
                                            MANAGEMENT, INC.,
                                            a California corporation


                                        By: ----------------------------
                                            Name: David W. Maurer
                                            Title: President



                                        "BUYER"

                                        MARK GOSSELIN, TRUSTEE OF THE MARK
                                        GOSSELIN TRUST DATED OCTOBER 31,
                                        2001

                                        By: /s/ Mark Gosselin
                                            ----------------------------
                                            Name: Mark Gosselin
                                            Title: Trustee

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     IN WITNESS WHEREOF, Seller and Buyer have executed this Third Amendment as of the effective date first written above.

                                        "SELLER"

                                        IGP X SHADOW RIDGE MEADOWS
                                        LTD., a California Limited Partnership


                                        By: IGP X SHADOW RIDGE MEADOWS
                                            MANAGEMENT, INC.,
                                            a California corporation


                                        By: /s/ David W. Maurer
                                            ----------------------------
                                            Name: David W. Maurer
                                            Title: President



                                        "BUYER"

                                        MARK GOSSELIN, TRUSTEE OF THE MARK
                                        GOSSELIN TRUST DATED OCTOBER 31,
                                        2001

                                        By: ----------------------------
                                            Name: Mark Gosselin
                                            Title: Trustee

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